UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 21, 2012

Collective Brands, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-14770	43-1813160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3231 Southeast Sixth Avenue, Topeka, Kansas		66607
(Address of Principal Executive Offices)		(Zip Code)

(785) 233-5171

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) Collective Brands, Inc., a Delaware corporation (the “Company”), held a special meeting (the “Special Meeting”) of the Company’s stockholders on August 21, 2012. At the Special Meeting, the Company’s stockholders approved the adoption of the Agreement and Plan of Merger, dated as of May 1, 2012 (the “Merger Agreement”), as it may be amended from time to time, among the Company, WBG-PSS Holdings LLC, WBG-PSS Merger Sub Inc., and, solely for purposes of Sections 6.5, 6.8, 6.9 (other than 6.9(e)), 6.13, 6.14(a), 6.17 and Article IX, Wolverine World Wide, Inc. Sufficient votes were received to approve the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were not sufficient votes to adopt the Merger Agreement, but an adjournment was not necessary in light of the adoption of the Merger Agreement. In addition, the non-binding, advisory vote to approve certain compensation arrangements for the Company’s named executive officers in connection with the merger contemplated by the Merger Agreement was also approved by the Company’s stockholders.

(b) There were 61,450,916 shares of Company common stock issued and outstanding on the record date and eligible to be voted at the Special Meeting and 46,524,172 shares were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting. The items voted upon at the Special Meeting and the final voting results for each proposal were as follows:

1.	To adopt the Agreement and Plan of Merger, dated as of May 1, 2012, as it may be amended from time to time, among the Company, WBG-PSS Holdings LLC, WBG-PSS Merger Sub Inc., and, solely for purposes of Sections 6.5, 6.8, 6.9 (other than 6.9(e)), 6.13, 6.14(a), 6.17 and Article IX, Wolverine World Wide, Inc.

For	Against	Abstain	Broker Non-Votes
46,290,403	190,772	42,997	—

2.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
43,080,600	3,378,187	65,385	—

3.	To approve, by non-binding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the merger contemplated by the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
38,952,404	6,145,075	1,426,693	—

(c)	Not applicable.

(d)	Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLLECTIVE BRANDS, INC.

By:	/s/ Douglas J. Treff
Name: Douglas J. Treff
Title: Executive Vice President and Chief Administrative Officer

Date: August 21, 2012